UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 6, 2014
(Date of earliest event reported)

Timberline Resources Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055
_____________________________________

Delaware (State or other jurisdiction of incorporation)	82-0291227

101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814
(Address of principal executive offices, including zip code)

(208) 664-4859
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed by Timberline Resources Corp. (the “Company”) , in part, to furnish the Arrangement Agreement, dated May 6, 2014, between the Company and Wolfpack Gold Corp. as previously disclosed in Item 1.01 of our Form 8-K as filed with the Commission on May 12, 2014.

Item 2.02 Results of Operations and Financial Condition

On May 15, 2014, Timberline Resources Corporation (the “Company”) announced consolidated financial results for its second quarter of fiscal year 2014 ended March 31, 2014.

The press release attached as Exhibit 99.1 hereto is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On May 15, 2014, the Company issued a press release entitled “Timberline Announces Second Quarter 2014 Financial Results”. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit	Description
10.1	Arrangement Agreement, dated May 6, 2014
99.1	Press Release of Timberline Resources Corporation dated May 15, 2014.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION

Date: May 15, 2014	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit	Description
10.1	Arrangement Agreement, dated May 6, 2014
99.1	Press Release of Timberline Resources Corporation dated May 15, 2014.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.